Prospectus

January 31, 2006,
as revised August 10, 2006

Class I (Institutional) Shares

o Calvert Social Investment Fund (CSIF) Balanced Portfolio
o CSIF Equity Portfolio
o Calvert Social Index Fund
o CSIF Enhanced Equity Portfolio
o Calvert Large Cap Growth Fund
o Calvert Capital Accumulation Fund
o Calvert World Values International Equity Fund
o Calvert New Vision Small Cap Fund
o Calvert Small Cap Value Fund
o Calvert Mid Cap Value Fund
o CSIF Bond Portfolio
o Calvert Income Fund
o Calvert Short Duration Income Fund

Calvert
Investments that make a difference

A Unifi Company

=====================================================

PROSPECTUS

January 31, 2006, as revised August 10, 2006
About the Funds
Investment Objective, Strategy,
Principal Risks, Past
Performance
CSIF Balanced	4
CSIF Equity	8
Calvert Social Index Fund	11
CSIF Enhanced Equity	14
Calvert Large Cap Growth	18
Calvert Capital Accumulation	22
Calvert World Values
International Equity	26
Calvert New Vision
Small Cap	30
Calvert Small Cap Value	33
Calvert Mid Cap Value	35
CSIF Bond	37
Calvert Income	42
Calvert Short Duration
Income	47
Fees and Expenses	52
Principal Investment Strategies and
Risks	61

About Social Investing
Investment Selection Process	69
Socially Responsible Investment
Criteria	69
High Social Impact Investments	72
Special Equities	73
Manager Discovery Program	74
Shareholder Advocacy and Social
Responsibility	74
About Your Investment
About Calvert	75
Advisor, Subadvisors and Portfolio
Managers	75
Advisory Fees	84
How to Open an Account	85
Important -- How Shares
are Priced	86
When Your Account Will be
Credited	87
Other Calvert Features / Policies
(Exchanges, Market Timing Policy,
Minimum Account
Balance, etc.)	87
Dividends, Capital Gains
and Taxes	90
How to Sell Shares	92
Financial Highlights	95

=====================================================

Note: Class I shares may not be available in all Funds. Please call 1-800-327-2109 for availability.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

=====================================================

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The market prices of stocks or bonds decline.
  The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct.
  For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index and the Lehman U.S. Credit Index, widely recognized unmanaged indexes of common stock and bond prices, respectively. It also shows the Fund's returns compared to the Lipper Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(2/26/99)
CSIF Balanced:
Return before taxes	6.24%	2.38%	2.59%
Return after taxes on
distributions	5.56%	1.63%	1.32%
Return after taxes on
distributions and sale
of Fund shares	4.05%	1.56%	1.55%
Russell 1000 Index	6.27%	1.07%	2.36%
Lehman U.S. Credit Index	1.96%	7.11%	6.46%
Lipper Balanced Funds Avg.	4.69%	2.67%*

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 2/28/99 is: Return before taxes 2.59%; Return after taxes on distributions 1.30%; Return after taxes on distributions and sale of Fund shares 1.54%; and the performance for Lipper Balanced Funds Avg. is 3.82%.

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common stocks of U.S. large-cap companies, although it may have other investments, including some foreign stocks. The Fund defines large-cap companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $768 million to $370 billion as of December 31, 2005. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion. The Fund also may purchase stocks outside the S&P 500 Index. Investment returns will be primarily from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
  For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(11/1/99)
CSIF Equity:
Return before taxes	4.74%	3.62%	6.62%
Return after taxes on distributions	4.49%	3.45%	6.08%
Return after taxes on distributions and sale of Fund shares	3.41%	3.06%	5.55%
S&P 500 Index	4.91%	0.54%	0.15%
Lipper Multi-Cap Core Funds Avg.	6.59%	1.65%	*

* For comparison purposes to Lipper, performance for the Fund as of 11/30/99 is: Return before taxes 6.70%; Return after taxes on distributions 6.16%; Return after taxes on distributions and sale of Fund shares 5.62%; and the performance for Lipper Multi-Cap Core Funds Avg. is 2.52%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social IndexTM, which measures the investment return of large- and mid-capitalization stocks.

Principal Investment Strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. Under normal circumstances, the Fund will invest at least 95% of its net assets (including borrowings for investment purposes) in securities contained in the Index. The Fund will provide shareholders with at least 60 days' notice before changing this policy. Generally, the Fund sells securities only to reflect a change in the Calvert Social Index.

Calvert Social Index Performance

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2005, the capitalization range of the Index was $808 million to $278 billion, and the weighted average capitalization was $65.4 billion. The Fund seeks to have a weighted average capitalization that approximates that of the Index. As of December 31, 2005, there were 618 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria and other factors.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

  The stock market or the Calvert Social Index goes down.
  An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since Inception
			(6/30/00)
Calvert Social Index Fund:
Return before taxes	3.50%	-1.05%	-3.66%
Return after taxes on
distributions	3.23%	-1.26%	-3.86%
Return after taxes on
distributions and sale
of Fund shares	2.28%	-0.99%	-3.16%
Calvert Social Index	3.92%	-0.69%	-3.29%
Lipper Multi-Cap Core
Funds Avg.	6.59%	1.65%	0.89%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. "Equity securities" for purposes of this 80% policy means common stock. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $13 billion. As of December 31, 2005, the capitalization range of the Index was $582 million to $370 billion. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $20 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index. The Subadvisor may choose to sell a security when it no longer appears attractive under this process.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

  The stock market or the Russell 1000 Index goes down.
  The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

CSIF Enhanced Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Large- Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e., does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(4/15/98)
CSIF Enhanced Equity:
Return before taxes	4.88%	1.18%	3.68%
Return after taxes on
distributions	4.33%	1.05%	3.54%
Return after taxes on
distributions and sale
of Fund shares	3.78%	1.03%	3.17%
Russell 1000 Index	6.27%	1.07%	3.46%
Lipper Large-Cap
Core Funds Avg.	4.86%	-0.93%	*

* For comparison purposes to Lipper, performance for the Fund as of 4/30/98 is: Return before taxes 4.08%; Return after taxes on distributions 3.70%; Return after taxes on distributions and sale of Fund shares 3.31%; and the performance for Lipper Large-Cap Core Funds Avg. is 2.06%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Large Cap Growth

Objective

Calvert Large Cap Growth seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of U.S. common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The S&P 500 Index is reconstituted from time to time. The market capitalization range for the S&P 500 Index was $768 million to $370 billion as of December 31, 2005. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion. The Fund also may purchase stocks outside the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

As part of a secondary portfolio strategy, the Subadvisor may purchase or sell "traditional" (i.e., exchange-traded) stock index options or futures for purposes of hedging, speculation or leverage. The Subadvisor would use these investments only in its effort to keep the long-term average market risk of the Fund roughly equal to the market itself. For example, when market conditions are favorable in the view of the Subadvisor, the Fund may use options and index futures to increase exposure to the market. When market conditions appear unfavorable, the Fund may use options and index futures to reduce exposure to the market. In this regard, to increase market exposure, the Fund may establish long futures positions and buy call options on stock indices. To reduce market exposure, the Fund may buy put options on stock indices and establish short futures positions on stock indices correlated to the Fund's portfolio. At any one point in time, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; they do not try to leverage overall market risk in the long term.

The Subadvisor to the Fund purchases and sells securities for the Fund's portfolio based on information derived from its proprietary stock ranking and rating models. Stocks that are rated as sufficiently attractive in the model are subject to purchase. When a holding of the Fund deteriorates in ranking or rating, it is subject to sale.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
  The use of stock index futures and options may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. At any one point in time, the Fund's market exposure may be as high as 150% of the market through the use of stock index futures and options. A stock index future is a contract to buy or sell the cash value of a specific stock index at a specific price by a specified date. An option gives the holder a right but not the obligation to purchase or sell a security at a specified price within a specified time, and a stock index option is an option based on a stock market index (or the cash value thereof). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. Stock index futures and options are derivatives. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. Derivatives also can involve risk of loss if the party who issued the derivative defaults on its obligation. In addition, derivatives may be less liquid and more difficult to value.
  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Large Cap Growth Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Performance results prior to 10/31/00 for Class I Shares of Calvert Large Cap Growth Fund reflect the performance of Bridgeway since its inception on 8/5/94. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	10 years
Calvert Large Cap Growth:
Return before taxes	11.69%	3.32%	11.68%
Return after taxes on
distributions	11.69%	3.32%	11.02%
Return after taxes on
distributions and sale
of Fund shares	7.60%	2.85%	10.10%
S&P 500 Index	4.91%	0.54%	9.07%
Lipper Multi-Cap
Growth Funds Avg.	8.81%	-2.73%	7.83%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Objective

Calvert Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size U.S. companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. The Russell Midcap Growth Index undergoes an annual reconstitution. The market capitalization range for the Russell Midcap Growth Index was $583 million to $19 billion as of December 31, 2005. Under normal circumstances, the Fund seeks to have a weighted average market capitalization between $2 billion and $12 billion. The Fund also may purchase stocks outside the Russell Midcap Growth Index. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund may also invest up to 25% of its net assets in foreign securities.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Capital Accumulation Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(2/26/99)
Calvert Capital Accumulation:
Return before taxes	0.54%	-4.56%	2.60%
Return after taxes on
distributions	0.54%	-4.56%	1.19%
Return after taxes on
distributions and sale
of Fund shares	0.35%	-3.61%	2.13%
Russell Midcap
Growth Index	12.10%	1.38%	5.68%
Lipper Mid-Cap
Growth Funds Avg.	9.79%	-0.48%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 2/28/99 is: Return before taxes 2.60%; Return after taxes on distributions 2.03%; Return after taxes on distributions and sale of Fund shares 2.24%; and the performance for Lipper Mid-Cap Growth Funds Avg. is 6.05%.

Calvert World Values (CWVF) International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of foreign companies. "Equity securities" for purposes of this 80% policy means common and preferred stock and the depositary receipts on such shares. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund invests primarily in the common and preferred stocks of non-U.S. large cap companies using a core investment approach. The Fund defines "non-U.S. large cap" companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (MSCI) EAFE Index. The MSCI EAFE Index undergoes a quarterly reconstitution. The market capitalization range for the MSCI EAFE Index was $102 million to $219 billion as of December 31, 2005. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund will generally hold stocks of companies from the constituent countries of the MSCI EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index. As stocks improve or decline in rating over successive periodic model evaluations, they are gradually added to or sold from the portfolio.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock markets go down (including those outside the U.S.)
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the MCSI EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(2/26/99)
CWVF International Equity:
Return before taxes	11.88%	3.01%	3.70%
Return after taxes on
distributions	11.45%	2.76%	3.09%
Return after taxes on
distributions and sale
of Fund shares	7.72%	2.45%	2.89%
MSCI EAFE Index	14.02%	4.94%	5.39%
Lipper International Multi-Cap
Core Funds Avg.	14.85%	4.56%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 2/28/99 is: Return before taxes 3.70%; Return after taxes on distributions 3.10%; Return after taxes on distributions and sale of Fund shares 2.89%; and the performance for Lipper International Multi-Cap Core Funds Avg. is 6.56%.

Calvert New Vision Small Cap

Objective

Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks of U.S. companies that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests. The Subadvisor may elect to sell a security when deteriorating business or financial prospects, excessive valuation, or other factors that conflict with the original rationale that support investing in the company make the investment less attractive.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  Prices of small-cap stocks may respond to market activity differently than larger, more established companies and can be more volatile than those of larger issuers.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert New Vision Small Cap Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003, and March 12, 2003 through July 31, 2003. Because Class A has higher expenses, its performance is lower than Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(2/26/99)
Calvert New Vision Small Cap:
Return before taxes	-8.08%	3.90%	9.50%
Return after taxes on
distributions	-9.41%	3.31%	8.60%
Return after taxes on
distributions and sale
of Fund shares	-3.48%	3.32%	8.03%
Russell 2000 Index	4.55%	8.22%	9.62%
Lipper Small-Cap Core
Funds Avg.	6.42%	9.15%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 2/28/99 is: Return before taxes 9.49%; Return after taxes on distributions 8.61%; Return after taxes on distributions and sale of Fund shares 8.04%; and the performance for Lipper Small-Cap Core Funds Avg. is 12.28%.

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small U.S. companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies small companies as having a market capitalization of $2 billion or less at the time of initial purchase.

The Fund identifies the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and what it views as the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
  Prices of small-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value Performance

There is no performance table because Class I of the Fund has had less than one calendar year of operations.

Calvert Mid Cap Value

Objective

Calvert Mid Cap Value will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size U.S. companies. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. Calvert quantifies mid-size companies as those within the range of market capitalizations of the Russell Midcap Value Index where companies had a capitalization of $582 million to $19 billion as of December 31, 2005. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of between $2 and $10 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell Midcap Value Index, which had the market capitalization range stated above. The Russell Midcap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell Midcap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell Midcap Value Index will cause the Advisor's universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell Midcap Value Index.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock market goes down.
  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.
  The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
  The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
  Prices of small-cap and mid-cap stocks may respond to market activity differently than larger, more established companies, and can be more volatile than those of larger issuers.
  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value Performance

There is no performance table because Class I of the Fund has had less than one calendar year of operations.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities. The Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. At least 65% of the Fund's net assets will be invested in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine its position on the credit, given its fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by U.S. corporations, U.S. municipalities and U.S. agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs").The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

See the "Principal Investment Strategies and Risks" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

  The market prices of bonds decline.
  The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Bond Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(3/31/00)
CSIF Bond:
Return before taxes	5.04%	8.20%	7.70%
Return after taxes on
distributions	4.60%	7.37%	6.99%
Return after taxes on
distributions and sale
of Fund shares	4.82%	7.27%	6.95%
Lehman U.S. Credit Index	1.96%	7.11%	7.56%
Lipper Corporate Debt Funds
A-Rated Average	1.90%	5.45%	6.08%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Income

Objective

Calvert Income seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs").The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Principal Investment Strategies and Risks" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

  The market prices of bonds decline.
  The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not acheiving full recovery.
  For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Income Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	5 years	Since
			Inception
			(2/26/99)
Calvert Income:
Return before taxes	4.21%	8.86%	8.26%
Return after taxes on
distributions	3.95%	8.03%	7.50%
Return after taxes on
distributions and sale
of Fund shares	4.44%	7.95%	7.50%
Lehman U.S. Credit Index	1.96%	7.11%	6.46%
Lipper Corporate Debt Funds
BBB-Rated Avg.	1.95%	6.47%	*

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* For comparison purposes to Lipper, performance for the Fund as of 2/28/99 is: Return before taxes 8.27%; Return after taxes on distributions 7.51%; Return after taxes on distributions and sale of Fund shares 7.51%; and the performance for Lipper Corporate Debt Funds BBB-Rated Avg. is 5.90%.

Calvert Short Duration Income

Objective

Calvert Short Duration Income seeks to maximize income to the extent consistent with preservation of capital, through investment in short term bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations ("CMOs").The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only after the cash flow has been used to fund other CMOs first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund's average portfolio duration will range from one to three years. Duration is a measure of the expected average life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Principal Investment Strategies and Risks" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

  The market prices of bonds decline.
  The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.
  The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.
  American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Short Duration Income Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman 1-5 Year Credit Index, a widely recognized unmanaged index of investment-grade credits with maturities between one and five years. It also shows the Fund's returns compared to the Lipper Short Investment Grade Debt Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Average Annual Total Returns (as of 12-31-05)
	1 year	Since
		Inception
		(2/26/02)
Calvert Short Duration Income:
Return before taxes	3.71%	6.63%
Return after taxes on
distributions	3.43%	5.81%
Return after taxes on
distributions and sale
of Fund shares	3.67%	5.67%
Lehman 1-5 Year Credit
Index	1.35%	4.45%
Lipper Short Investment Grade
Debt Funds Average	1.62%	*

* For comparison purposes to Lipper, performance for the Fund as of 2/28/02 is: Return before taxes 6.57%; Return after taxes on distributions 5.74%; Return after taxes on distributions and sale of Fund shares 5.61%; and the performance for Lipper Short Investment Grade Debt Funds Avg. is 2.56%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund operating expenses are deducted from Fund assets.

CSIF Balanced

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses	0.73%
Total annual fund operating expenses	1.28%
Less fee waiver and/or expense reimbursement3	(0.56%)
Net expenses	0.72%

CSIF Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.68%

Calvert Social Index Fund

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2,
(deducted from fund assets)
Management fees	0.325%
Distribution and service (12b-1) fees	None
Other expenses	1.025%
Total annual fund operating expenses	1.35%
Less fee waiver and/or expense reimbursement3	(1.14%)
Net expenses	0.21%

CSIF Enhanced Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2,4
(deducted from fund assets)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.31%
Total annual fund operating expenses	1.01%
Less fee waiver and/or expense reimbursement3	(0.20%)
Net expenses	0.81%

Calvert Large Cap Growth

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.99%
Less fee waiver and/or expense reimbursement3	(0.02%)
Net expenses	0.97%

Calvert Capital Accumulation

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.53%
Total annual fund operating expenses	1.28%
Less fee waiver and/or expense reimbursement3	(0.42%)
Net expenses	0.86%

CWVF International Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.89%
Distribution and service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	1.17%
Less fee waiver and/or expense reimbursement3	(0.07%)
Net expenses	1.10%

Calvert New Vision Small Cap

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.31%
Total annual fund operating expenses	1.16%
Less fee waiver and/or expense reimbursement3	(0.24%)
Net expenses	0.92%

Calvert Small Cap Value

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.55%
Total annual fund operating expenses	1.40%
Less fee waiver and/or expense reimbursement3	(0.48%)
Net expenses	0.92%

Calvert Mid Cap Value

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.56%
Total annual fund operating expenses	1.31%
Less fee waiver and/or expense reimbursement3	(0.45%)
Net expenses	0.86%

CSIF Bond

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.61%

Calvert Income

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.49%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.55%

Calvert Short Duration Income

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.
Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.17%
Total annual fund operating expenses	0.62%

Explanation of Fees and Expenses Table

1 The redemption fee applies to redemptions, including exchanges, within 5 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2 Annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise indicated. Expenses for CSIF Enhanced Equity, Calvert Small Cap Value and Calvert Mid Cap Value are based on estimates for the current fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisor, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

3 Calvert has agreed to contractually limit net annual fund operating expenses for all of the Funds' Class I shares (other than CSIF Equity, CSIF Bond, Calvert Income and Calvert Short Duration Income) through January 31, 2007 and January 31, 2016 for Calvert Social Index. Only the Board of Trustees/Directors of the applicable Fund may terminate the Fund's expense cap for the contractual period. Subject to the qualifications discussed below, net operating expenses will not exceed the following: 0.72% for CSIF Balanced; 0.21% for Calvert Social Index Fund; 0.81% for CSIF Enhanced Equity; 0.90% for Calvert Large Cap Growth; 0.86% for Calvert Capital Accumulation; 1.10% for CWVF International Equity; 0.92% for Calvert New Vision Small Cap; 0.92% for Calvert Small Cap Value; and 0.86% for Calvert Mid Cap Value. The contractual expense cap is shown as "Net expenses", except for Calvert Large Cap Growth whose cap is 0.90%, exclusive of any performance fee adjustment. The amount shown in the table reflects a positive 0.07% performance fee adjustment. The maximum performance fee adjustment is 0.25%. Accordingly, assuming no change in assets, the adjustment would have the effect of raising net expenses to a maximum of 1.15% for Calvert Large Cap Growth. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments and taxes. Each Fund has an expense offset arrangement with its custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement."

The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between line item "Expenses Before Offset" and "Net Expenses." The amount the Advisor benefited from the credit did not exceed 0.02% for any Fund except for Calvert Small Cap Value and Calvert Mid Cap Value, which earned 0.11% and 0.10% respectively, for the most recent fiscal year. See Statement of Additional Information "Investment Advisor and Subadvisors."

4 Calvert voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of CSIF Enhanced Equity. This waiver is contingent upon the continued service by SSgA Funds Management, Inc. as Subadvisor to the Fund at an annual fee of 25 basis points, and Calvert may cease this waiver at any time. Due to the contractual expense limitation discussed in footnote 3 above, the voluntary waiver did not further reduce net expenses for Class I shares of this Fund for the fiscal year ended September 30, 2005.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

o You invest $1,000,000 in the Fund for the time periods indicated;

o Your investment has a 5% return each year;

o You redeem all shares at the end of the periods; and

o The Fund's operating expenses remain the same.

The expense example for Calvert Large Cap Growth reflects a positive 0.07% performance fee adjustment for all years shown, based on the most recent fiscal year's results.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 year	3 years	5 years	10 years
CSIF Balanced	$7,354	$35,052	$64,849	$149,599
CSIF Equity	6,947	21,754	37,868	84,653
Calvert Social Index Fund	2,150	6,765	11,832	26,783
CSIF Enhanced Equity	8,270	30,164	53,841	121,810
Calvert Large Cap Growth	9,895	31,328	54,513	121,118
Capital Accumulation	8,778	36,439	66,196	150,832
CWVF International Equity	11,215	36,467	63,691	141,416
Calvert New Vision Small Cap	9,388	34,470	61,516	138,759
Calvert Small Cap Value	9,388	39,589	72,003	163,818
Calvert Mid Cap Value	8,778	37,079	67,507	153,962
CSIF Bond	6,234	19,535	34,029	76,213
Calvert Income	5,622	17,629	30,728	68,928
Calvert Short Duration Income	6,336	19,852	34,578	77,422

Principal Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. On the following pages are brief descriptions of these principal investment strategies and techniques, along with their risks.

For each of the investment strategies listed, the table below shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.
Key to Table

J	Fund currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy
(% of assets allowable, if restricted)
8	Not permitted
xN	Allowed up to x% of Fund's net assets
xT	Allowed up to x% of Fund's total assets
na	not applicable to this type of fund

	C S I F B a l a n c e d	C S I F E q u i t y	C a l v e r t S o c i a l I n d e x F u n d	C S I F E n h a n c e d E q u i t y	C a l v e r t L a r g e C a p G r o w t h	C a l v e r t C a p i t a l A c c u m u l a t i o n	C W V F I n t e r n a t i o n a l E q u i t y	C a l v e r t N e w V i s i o n S m a l l C a p	C a l v e r t S m a l l C a p V a l u e	C a l v e r t M i d C a p V a l u e	C S I F B o n d	C a l v e r t I n c o m e	C a l v e r t S h o r t D u r a t i o n I n c o m e
Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	J	J	J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	q	q

Hedging Strategies. The hedging technique of using short sales of U.S. Treasury securities may be used for the limited purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities. Risks: Correlation and Opportunity.	8	8	8	8	8	8	8	8	8	8	8	J	J

Conventional Securities
Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	na	na	na

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S.. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25 N	25N	5 N1	8	10 N	25 N	J	15 T2	10 N	10 N	25 N	30 N	30 N

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	q	q	q	q	J	J	J	na	na	na

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	na	na	q	q	q	q	q	q	J	J	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	15 n3	15 n3	na 3	na	q	10 n3	5 n3	5 n3	q	q	35 n3	35 n	35 n

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	na	q	q	q	q	q	q	J	J	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N	15 N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	na	na	q	q	q	q	q	q	J	J	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	na	na	q	q	q	q	q	q	J	J	J

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	na	na	q	5 T	5 T	8	q	q	q	5 T	5 T

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5 T4	5 T4	na	5 T4	J 6	5 T4	5 T4	5 T4	5 T4	5 T4	5 T4	q	q

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5 N5	5 N5	5 N5	5 N5	J 7	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5	5 N5

1 Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2 Calvert New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3 Excludes any high social impact investments.

4 Based on net premium payments.

5 Based on initial margin required to establish the position.

6 Up to 5% of total assets based on net premium payments.

7 Up to 5% of net assets based on initial margin required to establish the position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market. To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process (not applicable to Calvert Income Fund and Calvert Short Duration Income Fund)

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for a Fund must meet the minimum standards for all of the Fund's financial and social criteria. Investment decisions on whether a company meets that Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, Calvert believes that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value:

The Funds seek to invest in companies that:

o Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

o Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

o Are the subject of serious labor related actions by federal, state or local regulatory agencies.

o Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

o Have a pattern and practice of violating the rights of indigenous peoples.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

o Manufacture tobacco products.

o Are significantly involved in the manufacture of weapons.

o Are significantly involved in the manufacture of alcoholic beverages.

o Have direct involvement in gambling operations.

o Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

CWVF International Equity

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:

o Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

o Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

o Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

o Respect indigenous peoples and their territories, cultures, environment, and livelihood.

o Produce or market products and services that are safe and enhance the health or quality of life of consumers.

o Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

o Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

o Directly contribute to the systematic denial of basic human rights.

o Demonstrate a pattern of employing forced, compulsory or child labor.

o Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

o Have poor corporate governance or engage in harmful or unethical business practices.

o Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

o Derive more than 10% of revenues from the production of weapons systems.

o Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, certain Funds invest a small percentage of their respective assets in special investment programs -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

High Social Impact Investments

CSIF Balanced, CSIF Bond and CSIF Equity, CWVF International Equity, Calvert Capital Accumulation, Calvert New Vision Small Cap, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Funds believe that these investments have a significant social return through their impact in our local communities. A Fund's High Social Impact Investments are valued under the direction of the Fund's Board.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, CWVF International Equity, Calvert Capital Accumulation, Calvert Large Cap Growth, and Calvert Social Index

Each of these Funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. A Fund's Special Equities are valued under the direction of the Fund's Board. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. A Fund's Special Equities investments are limited to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity and Calvert Capital Accumulation, and to only 1% of Calvert Social Index Fund's assets, once it commences the program.

Calvert Social Index Fund may engage in this program upon reaching $50 million in assets, and its Special Equities investments will be limited to 1% of its assets once it commences the program.

Pursuant to approval by the Board of Trustees/Directors of each Fund, the Special Equities Committee of each Fund has retained Stephen Moody and Jean-Luc Park as consultants to administer the Special Equities Program.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of CSIF Balanced. The program allocates up to 5% of CSIF Balanced's assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of CSIF Balanced. The Manager Discovery Program seeks to bring a dynamic new perspective to CSIF Balanced, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As each Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After a Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 30 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2005, Calvert had over $11 billion in assets under management.

Advisor, Subadvisors and Portfolio Managers

Information is provided below identifying each individual and or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the respective Fund.

CSIF Balanced

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Steve Falci, Calvert's Chief Investment Officer for Equities, handles the allocation of assets and Portfolio Managers for CSIF Balanced.

Gregory Habeeb and Matt Nottingham, CFA, manage the day-to-day investment of the fixed-income investments of CSIF Balanced.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Steve Falci	Chief Investment Officer, Equities, and Senior Vice President	2 years	2000-2004: Senior Portfolio Manager, Mellon Equity Associates 2004-2005: CIO, Equities, Calvert Mr. Falci has 18 years of experience in the securities industry.	Asset and Portfolio Manager Allocations for CSIF Balanced

Fixed Income Investments of CSIF Balanced

Calvert Asset Management Company, Inc.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Matt Nottingham, CFA*	Portfolio Manager	Since July 1999	Co-lead portfolio manager of Calvert's taxable fixed-income funds since 2001 Mr. Nottingham has 11 years of experience as an analyst, trader and portfolio manager.	Co-Portfolio Manager

*Mr. Nottingham has informed Calvert that he will resign as co-portfolio manager of the Fund effective September 2006.

Equity Investments of CSIF Balanced

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Michelle Clayman, CFA	Managing Partner, Chief Investment Officer	19 years	New Amsterdam Partners LLC. Ms. Clayman founded the firm in 1986.	Portfolio Manager

Nathaniel Paull, CFA	Partner, Senior Portfolio Manager	9 years	New Amsterdam Partners LLC	Portfolio Manager

Profit Investment Management (Profit), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since October 2002. Profit is a part of Calvert's Manager Discovery Program.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Eugene A. Profit	President	9 years	Profit Investment Management

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM has managed equity assets in CSIF Balanced since March 2002. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank & Trust Company.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Arlene Rockefeller	Managing Director of Equities	22 Years with affiliates; with SSgA FM since inception on April 30, 2001.

2000-2003:

Leader of the Evaluation Group as well as Portfolio Manager in the Enhanced Equities Group.

2003-2004:
Director of the Global Enhanced Equities Group as well as a Senior Portfolio Manager within the Group.

2004:
Named Managing Director of Equities.

Continues to act as Director of the Global Enhanced Equities Group and a Senior Portfolio Manager within the Enhanced Equities Group.

Ms. Rockefeller is responsible for direction of the Enhanced Equities Group. She takes part in the research process of SSgA FM's stock-ranking models and reviews portfolios in an oversight role to ensure compliance with client objectives and guidelines.

Ric Thomas	Portfolio Manager	6 Years with affiliates; with SSgA FM since inception on April 30, 2001	Portfolio Manager in the Enhanced Equities Group.	Mr. Thomas focuses on managing both large-cap and small-cap strategies as well as providing research on SSgA's stock-ranking models.

Union Heritage Capital Management, LLC (Union Heritage), 211 West Fort Street, Suite 615, Detroit, Michigan, 48226, has managed a portion of the equity assets of CSIF Balanced since June 2004. Union Heritage is part of Calvert's Manager Discovery Program.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

Derek Batts	Managing Member, Portfolio Manager	15 years	Union Heritage Capital Management. Mr. Batts was one of the founders of the firm.

CSIF Equity

Atlanta Capital Management Company, L.L.C. (Atlanta Capital), Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Daniel W. Boone, III, CFA	Managing Partner	30 years	Atlanta Capital Management	Lead Portfolio Manager

Marilyn R. Irvin	Senior Vice President/ Principal	16 years	Atlanta Capital Management	Portfolio Manager

William R. Hackney III	Managing Partner	10 years	Atlanta Capital Management	Portfolio Manager

Paul J. Marshall	Vice President/ Director of Research	5 years	Atlanta Capital Management	Portfolio Manager

Calvert Social Index Fund

World Asset Management, L.L.C. ("World"), 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for the Calvert Social Index Fund. World has been in the index business since the mid-1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Kenneth A. Schluchto III	Director, Domestic Investments	10 Years	World Asset Management	Portfolio Manager

Kevin K. Yousif Sr.	Senior Portfolio Manager	5 Years	World Asset Management	Portfolio Manager

CSIF Enhanced Equity

SSgA Funds Management, Inc. (SSgA FM), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM has managed CSIF Enhanced Equity since its inception in April 1998. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank & Trust Company.

Arlene Rockefeller and Ric Thomas are SSgA FM's Portfolio Managers for CSIF Enhanced Equity. Please see the information presented above with respect to SSgA FM's management of CSIF Balanced regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

Calvert Large Cap Growth

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994.
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years

John N.R. Montgomery	President	12 years	Bridgeway Capital Management

Calvert Capital Accumulation

New Amsterdam Partners, LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of Calvert Capital Accumulation since September 2005.

Michelle Clayman, CFA and Nathaniel Paull, CFA are New Amsterdam's Portfolio Managers for Calvert Capital Accumulation. Please see the information presented above with respect to New Amsterdam's management of CSIF Balanced regarding these Portfolio Managers' titles, length of service with the Subadvisory firm, business experience during the last five years and role on the management team.

CWVF International Equity

Acadian Asset Management, Inc. ("Acadian"), One Post Office Square, 20th Floor, Boston, MA 02109, has managed the assets of the Portfolio since March 13, 2006. The firm has been in business since 1986 and focuses specifically on international equity management. The firm is a subsidiary of Old Mutual plc.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Raymond F. Mui	Senior Vice President and Portfolio Manager	Since 1991	Senior Vice President and Portfolio Manager	Portfolio Manager

Brian K. Wolahan	Senior Vice President and Portfolio Manager	Since 1990	Senior Vice President and Portfolio Manager	Portfolio Manager

Calvert New Vision Small Cap

Renaissance Investment Management (Renaissance), 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202, has managed Calvert New Vision Small Cap since June 2005. The firm is a conservative, high quality growth manager. They utilize disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Paul A. Radomski, CPA, CFA	Managing Partner	18 years	Renaissance Investment Management	Portfolio Manager

Michael E. Schroer, CFA	Managing Partner and Chief Investment Officer	21 years	Renaissance Investment Management	Portfolio Manager

Calvert Small Cap Value and Calvert Mid Cap Value

Channing Capital Management, LLC (Channing), 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed both Calvert Small Cap Value and Calvert Mid Cap Value since their inception in October 2004.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team

Eric T. McKissack, CFA	Founding Principal, Chief Executive Officer	2 years	Channing Capital Management (2003-Present); Ariel Capital Management, LLC	Portfolio Manager

Wendell E. Mackey, CFA	Founding Principal, Director of Investments	2 years	Channing Capital Management, (2003-Present); Valenzuela Capital Partners, LLC	Portfolio Manager

CSIF Bond

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb and Matt Nottingham, CFA, are the Portfolio Managers for CSIF Bond. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding these Portfolio Managers' titles, length of service with Calvert, business experience during the last five years and role on the management team.

Calvert Income

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb and Matt Nottingham, CFA, are the Portfolio Managers for Calvert Income. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding these Portfolio Managers' titles, length of service with Calvert, business experience during the last five years and role on the management team.

Calvert Short Duration Income

Calvert Asset Management Company, Inc.

See "About Calvert" above.

Gregory Habeeb and Matt Nottingham, CFA, are Calvert's Portfolio Managers for Calvert Short Duration Income. Please see the information presented above with respect to Calvert's management of the fixed income investments of CSIF Balanced regarding these Portfolio Managers' titles, length of service with Calvert, business experience during the last five years and role on the management team.

Each of the Funds has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) Note, the advisory fee does not include administrative services fees.
Fund	Advisory Fee
CSIF Balanced	0.422%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.50%1
Calvert Large Cap Growth	0.77%2
Calvert Capital Accumulation	0.65%
CWVF International Equity	0.74%
Calvert New Vision Small Cap	0.75%
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%
CSIF Bond	0.35%
Calvert Income	0.39%
Calvert Short Duration Income	0.35%

1 Contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% of its fee.

2 This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.

A discussion regarding the basis for the approval by the Funds' Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund (except Calvert Small Cap Value and Calvert Mid Cap Value, and except the subadvisory agreements for Calvert Capital Accumulation and Calvert New Vision Small Cap) is available in the Semi-Annual Report of the applicable Fund for the six months ended March 31, 2005 or a more recent Semi-Annual Report of such Fund, when available. A discussion regarding the basis for the approval by the Board of Trustees/Directors of the investment advisory agreement and the subadvisory agreement with respect to each of Calvert Small Cap Value and Calvert Mid Cap Value, and the basis for approval by the Trustees/Directors of new investment subadvisory agreements with respect to each of Calvert Capital Accumulation and Calvert New Vision Small Cap, is available in the respective Annual Report of each of those Funds for the year ended September 30, 2005.

How to Open an Account

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Portfolio to reopen, at no additional expense to other Classes in the Portfolio; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.)

Pursuant to the reorganization of the Bridgeway Social Responsibility Portfolio into the Class I shares of Calvert Large Cap Growth in 2000, all sales loads, distribution fees and minimum investments on current shares as well as future shares purchased in this class by those shareholders who were subject to the reorganization are waived.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If a Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Important - How Shares are Priced

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, a Board generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

For assistance in making fair value determinations, the Board of CWVF International Equity has retained a third-party fair value pricing service to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. Factors that may influence this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices. In the event of such market movements in excess of specified parameters, the Fund's service providers quantitatively estimate the fair value of each affected security.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. A Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in 'Good Order'."

Other Calvert Features / Policies

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

As stated under "How to Sell Shares" in this prospectus, retirement plan omnibus accounts maintained by a retirement plan service provider that (1) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (2) implements its own policies and procedures to detect and prevent market timing that are acceptable to the Fund's Board of Trustees/Directors, are exempt from the redemption fee. If a significant percentage of a Fund's shareholder accounts are held through retirement plan omnibus accounts that are not subject to the redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if a retirement plan omnibus account is exempt from the redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account.

There is no guarantee that Calvert will detect or prevent market timing activity.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may: modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

Dividends, Capital Gains and Taxes

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
Calvert Income	Paid monthly
Calvert Short Duration Income	Paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Calvert Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in CWVF International Equity, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimubursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Request in "Good Order"

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

o The Fund name and account number

o The amount of the transaction (in dollars or shares).

o Signatures of all owners exactly as registered on the account (for mail requests).

o Signature guarantees (if required).*

o Any supporting legal documentation that may be required.

o Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

Each Fund charges a 2% redemption fee on redemptions, including exchanges, within 5 days of purchase into that Fund.

The redemption fee will only be waived in the following circumstances:

o Accounts of foundations, endowments, state and local governments, and those that use consultants.

o Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

o Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

o The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

o Involuntary redemptions of accounts under procedures set forth by a Fund's Board of Trustees/Directors.

o Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes (but no more than quarterly), or by a discretionary platform for mutual fund wrap programs for rebalancing purposes (but no more than quarterly).

o Redemption of shares purchased with reinvested dividends or capital gain distributions.

o Shares transferred from one retirement plan to another in the same Fund.

o Shares redeemed as part of a retirement plan termination or restructuring.

o Exchange or redemption transactions by accounts that a Fund or its Transfer Agent reasonably believes are maintained in a retirement plan omnibus account by a retirement plan service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are acceptable to a Fund's Board of Trustees/Directors. For this purpose, a retirement plan omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the retirement plan service provider, not the Fund's Transfer Agent.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Calvert seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fee. There are no assurances that Calvert will be successful in identifying all intermediaries or that intermediaries will properly assess the fee.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund's financial statements, which for 2002 through 2005 were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for the year ended September 30, 2001 and prior years was audited by other auditors.

Balanced Portfolio
Financial Highlights
	Periods Ended
	September 30,	June 30,
Class I Shares	2005 (b)	2003 (c)
Net asset value, beginning	$27.47	$21.33
Income from investment operations
Net investment income	.41	.38
Net realized and unrealized gain (loss)	.87	2.49
Total from investment operations	1.28	2.87
Distributions from
Net investment income	(.37)	(.33)
Total distributions	(.37)	(.33)
Total increase (decrease) in net asset value	.91	2.54
Net asset value, ending	$28.38	$23.87

Total return*	4.71%	13.63%
Ratios to average net assets: A
Net investment income	1.94% (a)	2.25%
Total expenses	1.28% (a)	.72%
Expenses before offsets	.72% (a)	.72%
Net expenses	.72% (a)	.72%
Portfolio turnover	70%	140%
Net assets, ending (in thousands)	$1,012	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$24.35	$33.10	$32.13
Income from investment operations
Net investment income	.68	.94	.88
Net realized and unrealized gain (loss)	(3.01)	(6.31)	3.12
Total from investment operations	(2.33)	(5.37)	4.00
Distributions from
Net investment income	(.69)	(.98)	(.99)
Net realized gains	--	(2.40)	(2.04)
Total distributions	(.69)	(3.38)	(3.03)
Total increase (decrease) in net asset value	(3.02)	(8.75)	.97
Net asset value, ending	$21.33	$24.35	$33.10

Total return*	(9.87%)	(17.33%)	12.97%
Ratios to average net assets: A
Net investment income	2.77%	3.55%	2.97%
Total expenses	.72%	.67%	.71%
Expenses before offsets	.72%	.67%	.71%
Net expenses	.71%	.66%	.69%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$26,612	$29,399	$49,530

See notes to financial highlights.

Equity Portfolio
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$32.36	$29.94
Income from investment operations
Net investment income	.19	.07
Net realized and unrealized gain (loss)	3.85	2.35
Total from investment operations	4.04	2.42
Total increase (decrease) in net asset value	4.04	2.42
Net asset value, ending	$36.40	$32.36

Total return*	12.48%	8.08%
Ratios to average net assets: A
Net investment income	.63%	.25%
Total expenses	.68%	.68%
Expenses before offsets	.68%	.68%
Net expenses	.68%	.68%
Portfolio turnover	31%	17%
Net assets, ending (in thousands)	$133,696	$93,347

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$24.12	$27.91	$33.15
Income from investment operations
Net investment income	.05	.08	.11
Net realized and unrealized gain (loss)	5.79	(2.99)	(3.72)
Total from investment operations	5.84	(2.91)	(3.61)
Distributions from
Net realized gains	(.02)	(.88)	(1.63)
Total increase (decrease) in net asset value	5.82	(3.79)	(5.24)
Net asset value, ending	$29.94	$24.12	$27.91

Total return*	24.24%	(11.17%)	(11.49%)
Ratios to average net assets: A
Net investment income	.32%	.36%	.36%
Total expenses	.70%	.81%	1.07%
Expenses before offsets	.70%	.80%	.82%
Net expenses	.70%	.80%	.80%
Portfolio turnover	29%	28%	43%
Net assets, ending (in thousands)	$62,951	$8,844	$2,501

See notes to financial highlights.

Calvert Social Index Fund
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005 (z)	2004 (z)
Net asset value, beginning	$10.59	$9.67
Income from investment operations
Net investment income	.16	.10
Net realized and unrealized gain (loss)	.87	.87
Total from investment operations	1.03	.97
Distributions from:
Net investment income	(.24)	(.05)
Total distributions	(.24)	(.05)
Total increase (decrease) in net asset value	0.79	0.92
Net asset value, ending	$11.38	$10.59

Total return*	9.76%	10.03%
Ratios to average net assets: A
Net investment income	1.50%	1.02%
Total expenses	1.35%	1.06%
Expenses before offsets	.40%	.39%
Net expenses	.38%	.38%
Portfolio turnover	14%	14%
Net assets, ending (in thousands)	$2,374	$1,231

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$7.56	$9.73	$14.81
Income from investment operations
Net investment income	.09	.06	.08
Net realized and unrealized gain (loss)	2.06	(2.18)	(5.12)
Total from investment operations	2.15	(2.12)	(5.04)
Distributions from:
Net investment income	(.04)	(.05)	(.04)
Total distributions	(.04)	(.05)	(.04)
Total increase (decrease) in net asset value	2.11	(2.17)	(5.08)
Net asset value, ending	$9.67	$7.56	$9.73

Total return*	28.46%	(21.99%)	(34.08%)
Ratios to average net assets: A
Net investment income	1.01%	.73%	.72%
Total expenses	1.19%	1.20%	1.18%
Expenses before offsets	.39%	.39%	.48%
Net expenses	.38%	.38%	.38%
Portfolio turnover	7%	9%	13%
Net assets, ending (in thousands)	$4,518	$3,622	$4,249

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

	Periods Ended
	September 30,	January 18,
Class I Shares	2005(d)	2002(e)
Net asset value, beginning	$17.42	$14.84
Income from investment operations
Net investment income	.03	.02
Net realized and unrealized gain (loss)	1.30	1.62
Total from investment operations	1.33	1.64
Distributions from
Net investment income	--	--
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	1.33	1.64
Net asset value, ending	$18.75	$16.48

Total return*	7.63%	11.08%
Ratios to average net assets: A
Net investment income	.65% (a)	.53% (a)
Total expenses	2.57% (a)	1,022.38%(a)
Expenses before offsets	.82% (a)	.77% (a)
Net expenses	.81% (a)	.75% (a)
Portfolio turnover	15%	10%
Net assets, ending (in thousands)	$1,246	$0

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999
Net asset value, beginning	$20.04	$16.89	$13.54
Income from investment operations
Net investment income	.07	.07	.11
Net realized and unrealized gain (loss)	(5.13)	3.13	3.29
Total from investment operations	(5.06)	3.20	3.40
Distributions from
Net investment income	(.14)	(.05)	(.05)
Total increase (decrease) in net asset value	(5.20)	3.15	3.35
Net asset value, ending	$14.84	$20.04	$16.89

Total return*	(25.40%)	18.94%	25.09%
Ratios to average net assets: A
Net investment income	.38%	.37%	.65%
Total expenses	1.00%	.95%	.91%
Expenses before offsets	.82%	.83%	.81%
Net expenses	.75%	.75%	.75%
Portfolio turnover	39%	43%	56%
Net assets, ending (in thousands)	$1	$22,163	$18,652

See notes to financial highlights.

Calvert Large Cap Growth
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$24.95	$21.46	$16.44
Income from investment operations
Net investment income (loss)	(.03)	(.06)	(.10)
Net realized and unrealized gain (loss)	5.28	3.55	5.12
Total from investment operations	5.25	3.49	5.02
Total increase (decrease) in net asset value	5.25	3.49	5.02
Net asset value, ending	$30.20	$24.95	$21.46

Total return*	21.04%	16.26%	30.54%
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.30%)	(.46%)
Total expenses	.99%	1.72%	2.07%
Expenses before offsets	.98%	1.02%	1.10%
Net expenses	.97%	1.01%	1.08%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$109,291	$6,280	$3,828

		Periods Ended
	September 30,	September 30,	June 30,
Class I Shares	2002	2001 (f)	2001
Net asset value, beginning	$19.30	$23.37	$36.09
Income from investment operations
Net investment income (loss)	(.01)	--	.01
Net realized and unrealized gain (loss)	(2.85)	(4.07)	(9.12)
Total from investment operations	(2.86)	(4.07)	(9.11)
Distributions from
Net realized gain	--	--	(3.61)
Total distributions	--	--	(3.61)
Total increase (decrease) in net asset value	(2.86)	(4.07)	(12.72)
Net asset value, ending	$16.44	$19.30	$23.37

Total return*	(14.82%)	(17.42%)	(27.80%)
Ratios to average net assets: A
Net investment income (loss)	(.05%)	(.02%) (a)	.02%
Total expenses	1.81%	2.13% (a)	2.05%
Expenses before offsets	.82%	.79% (a)	1.10%
Net expenses	.79%	.70% (a)	1.06%
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$3,574	$5,043	$6,208

See notes to financial highlights.

Calvert Capital Accumulation
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.06)	(.09)
Net realized and unrealized gain (loss)	2.10	2.06
Total from investment operations	2.04	1.97
Total increase (decrease) in net asset value	2.04	1.97
Net asset value, ending	$23.89	$21.85
Total return*	9.34%	9.91%
Ratios to average net assets: A
Net investment income (loss)	(0.43%)	(0.54%)
Total expenses	1.28%	1.23%
Expenses before offsets	.87%	.86%
Net expenses	.86%	.86%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$2,596	$955

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003(g)	2002(e)	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets: A
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

Calvert World Values International Equity
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004 (z)
Net asset value, beginning	$17.45	$15.17
Income from investment operations
Net investment income	.27	.27
Net realized and unrealized gain (loss)	3.88	2.19
Total from investment operations	4.15	2.46
Distributions from:
Net investment income	(.28)	(.18)
Net realized gains	--	--
Total distributions	(.28)	(.18)
Total increase (decrease) in net asset value	3.87	2.28
Net asset value, ending	$21.32	$17.45

Total return*	23.92%	16.25%
Ratios to average net assets: A
Net investment income (loss)	2.04%	1.60%
Total expenses	1.17%	1.23%
Expenses before offsets	1.11%	1.11%
Net expenses	1.10%	1.10%
Portfolio turnover	49%	72%
Net assets, ending (in thousands)	$89,974	$48,420

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$12.38	$13.97	$22.03
Income from investment operations
Net investment income	.22	.16	.18
Net realized and unrealized gain (loss)	2.63	(1.67)	(6.86)
Total from investment operations	2.85	(1.51)	(6.68)
Distributions from:
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.79	(1.59)	(8.06)
Net asset value, ending	$15.17	$12.38	$13.97

Total return*	23.12%	(10.93%)	(32.25%)
Ratios to average net assets: A
Net investment income (loss)	1.65%	1.05%	1.09%
Total expenses	1.39%	1.27%	1.19%
Expenses before offsets	1.09%	1.06%	1.07%
Net expenses	1.09%	1.05%	1.05%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$18,026	$5,943	$22,085

See notes to financial highlights.

Calvert New Vision Small Cap
Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003(h)
Net asset value, beginning	$19.26	$16.46	$16.20
Income from investment operations
Net investment income (loss)	.06	.02	--
Net realized and unrealized gain (loss)	.25	2.78	.26
Total from investment operations	.31	2.80	.26
Distributions from
Net realized gain	(.61)	--	--
Total distributions	(.61)	--	--
Total increase (decrease) in net asset value	(.30)	2.80	.26
Net asset value, ending	$18.96	$19.26	$16.46

Total return*	1.42%	17.01%	1.60%
Ratios to average net assets: A
Net investment income (loss)	.43%	.22%	(.11%) (a)
Total expenses	1.16%	1.14%	1.01% (a)
Expenses before offsets	.93%	.93%	.93% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	169%	54%	5%
Net assets, ending (in thousands)	$4,979	$2,878	$1,130

		Periods Ended
	March 12,	January 18,	September 30,
Class I Shares	2003 (i)	2002 (e)	2001
Net asset value, beginning	$13.25	$15.76	$18.77
Income from investment operations
Net investment income (loss)	--	(.02)	.04
Net realized and unrealized gain (loss)	(1.29)	2.16	(1.63)
Total from investment operations	(1.29)	2.14	(1.59)
Distributions from
Net realized gain	--	(.37)	(1.42)
Total distributions	--	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.29)	1.77	(3.01)
Net asset value, ending	$11.96	$17.53	$15.76

Total return*	(9.74%)	13.58%	(8.65%)
Ratios to average net assets: A
Net investment income (loss)	(.31%) (a)	(.35%) (a)	.25%
Total expenses	1.12% (a)	1,179.31% (a)	64.09%
Expenses before offsets	.93% (a)	.70% (a)	3.71%
Net expenses	.92% (a)	.70% (a)	.82%
Portfolio turnover	9%	11%	66%
Net assets, ending (in thousands)	$0	$0	$1

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights

Period Ended
September 30,
Class I Shares	2005(j)(z)
Net asset value, beginning	$14.69
Income from investment operations
Net investment income	(.01)
Net realized and unrealized gain (loss)	1.54
Total from investment operations	1.53
Total increase (decrease) in net asset value	1.53
Net asset value, ending	$16.22

Total return*	10.42%
Ratios to average net assets: A
Net investment income	(.21%) (a)
Total expenses	3.31% (a)
Expenses before offsets	1.03% (a)
Net expenses	.92% (a)
Portfolio turnover	21%
Net assets, ending (in thousands)	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights

Period Ended,
September 30,
Class I Shares	2005(k)(z)
Net asset value, beginning	$16.70
Income from investment operations
Net investment income	(.01)
Net realized and unrealized gain (loss)	.51
Total from investment operations	.50
Total increase (decrease) in net asset value	.50
Net asset value, ending	$17.20

Total return*	2.99%
Ratios to average net assets: A
Net investment income	(.17%) (a)
Total expenses	14.06% (a)
Expenses before offsets	.96% (a)
Net expenses	.86% (a)
Portfolio turnover	28%
Net assets, ending (in thousands)	$346

See notes to financial highlights.

Bond Portfolio
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$16.33	$16.29
Income from investment operations
Net investment income	.57	.55
Net realized and unrealized gain (loss)	.31	.48
Total from investment operations	.88	1.03
Distributions from
Net investment income	(.57)	(.55)
Net realized gains	(.46)	(.44)
Total distributions	(1.03)	(.99)
Total increase (decrease) in net asset value	(.15)	.04
Net asset value, ending	$16.18	$16.33

Total return*	5.63%	6.62%
Ratios to average net assets: A
Net investment income	3.57%	3.41%
Total expenses	.61%	.61%
Expenses before offsets	.61%	.61%
Net expenses	.60%	.60%
Portfolio turnover	161%	244%
Net assets, ending (in thousands)	$29,278	$17,324

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$15.81	$16.39	$15.39
Income from investment operations
Net investment income	.67	.87	1.11
Net realized and unrealized gain (loss)	.66	.02	.99
Total from investment operations	1.33	.89	2.10
Distributions from
Net investment income	(.65)	(.91)	(1.10)
Net realized gains	(.20)	(.56)	--
Total distributions	(.85)	(1.47)	(1.10)
Total increase (decrease) in net asset value	.48	(.58)	1.00
Net asset value, ending	$16.29	$15.81	$16.39

Total return*	8.74%	5.83%	14.12%
Ratios to average net assets: A
Net investment income	4.14%	5.44%	6.82%
Total expenses	.61%	.69%	1.28%
Expenses before offsets	.61%	.61%	.62%
Net expenses	.60%	.60%	.60%
Portfolio turnover	395%	607%	955%
Net assets, ending (in thousands)	$17,527	$12,764	$1,473

See notes to financial highlights.

Calvert Income Fund
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$17.36	$17.53
Income from investment operations
Net investment income	.69	.64
Net realized and unrealized gain	.09	.64
Total from investment operations	.78	1.28
Distributions from
Net investment income	(.69)	(.65)
Net realized gain	(.43)	(.80)
Total distributions	(1.12)	(1.45)
Total increase (decrease) in net asset value	(.34)	(.17)
Net asset value, ending	$17.02	$17.36

Total return*	4.66%	7.65%
Ratios to average net assets: A
Net investment income	3.98%	3.74%
Total expenses	.55%	.56%
Expenses before offsets	.55%	.56%
Net expenses	.55%	.56%
Portfolio turnover	742%	824%
Net assets, ending (in thousands)	$62,013	$67,736

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$16.13	$17.46	$16.63
Income from investment operations
Net investment income	.89	1.06	1.22
Net realized and unrealized gain (loss)	1.49	(.66)	.97
Total from investment operations	2.38	.40	2.19
Distributions from
Net investment income	(.88)	(1.11)	(1.20)
Net realized gain	(.10)	(.62)	(.16)
Total distributions	(.98)	(1.73)	(1.36)
Total increase (decrease) in net asset value	1.40	(1.33)	.83
Net asset value, ending	$17.53	$16.13	$17.46

Total return*	15.31%	2.46%	13.81%
Ratios to average net assets: A
Net investment income	5.22%	6.70%	7.40%
Total expenses	.57%	.61%	.68%
Expenses before offsets	.57%	.61%	.68%
Net expenses	.56%	.60%	.66%
Portfolio turnover	1,046%	1,540%	2,645%
Net assets, ending (in thousands)	$54,842	$33,782	$14,311

See notes to financial highlights.

Calvert Short Duration Income Fund
Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2005 (z)	2004
Net asset value, beginning	$16.37	$16.61
Income from investment operations
Net investment income	.49	.41
Net realized and unrealized gain	.10	.35
Total from investment operations	.59	.76
Distributions from:
Net investment income	(.53)	(.41)
Net realized gain	(.31)	(.59)
Total distributions	(.84)	(1.00)
Total increase (decrease) in net asset value	(0.25)	(.24)
Net asset value, ending	$16.12	$16.37

Total return*	3.72%	4.73%
Ratios to average net assets: A
Net investment income	3.00%	2.46%
Total expenses	.62%	.61%
Expenses before offsets	.62%	.61%
Net expenses	.61%	.60%
Portfolio turnover	633%	967%
Net assets, ending (in thousands)	$6,167	$24,369

	Periods Ended
	September 30,	September 30,
Class I Shares	2003	2002 (l)
Net asset value, beginning	$15.97	$15.40
Income from investment operations
Net investment income	.46	.41
Net realized and unrealized gain	1.01	.54
Total from investment operations	1.47	.95
Distributions from:
Net investment income	(.45)	(.38)
Net realized gain	(.38)	--
Total distributions	(.83)	(.38)
Total increase (decrease) in net asset value	.64	.57
Net asset value, ending	$16.61	$15.97

Total return*	9.53%	6.27%
Ratios to average net assets: A
Net investment income	2.88%	4.22% (a)
Total expenses	.65%	.76% (a)
Expenses before offsets	.65%	.76% (a)
Net expenses	.63%	.75% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$27,188	$18,807

See notes to financial highlights.

NOTES TO FINANCIAL HIGHLIGHTS

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(b) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(c) The last remaining shareholder in Class I redeemed on June 30, 2003.

(d) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(e) The last remaining shareholder in Class I redeemed on January 18, 2002.

(f) Three month audited period.

(g) Class I shares resumed operations upon shareholder investment on June 3, 2003.

(h) Class I shares resumed operations upon shareholder investment on July 31, 2003.

(i) Class I shares resumed operations on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(j) From April 29, 2005 inception.

(k) From June 27, 2005 inception.

(l) From February 27, 2002 inception.

(z) Per share figures are calculated using the Average Shares Method.

To Open an Account:
800-327-2109

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
800-327-2109

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Web-Site
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

This page intentionally left blank.

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-327-2109

The Funds' SAIs and Annual and Semi-Annual Reports are available free of charge, on Calvert's website at the Internet address listed below:

Calvert Web-Site
www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (CSIF)
no. 811- 06563 (CWVF International Equity and Calvert Capital Accumulation)
no. 811- 3416 (Calvert New Vision Small Cap, Calvert Income, and Calvert Short Duration Income)
no. 811-09877 (Calvert Social Index Fund)
no. 811-10045 (Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value)

printed on recycled paper using soy inks